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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                February 25, 2003

                Exact name of registrant as specified in its charter,
 Commission         state of incorporation, address of principal                State of        I.R.S. Employer
 File Number          executive offices, and telephone number                Incorporation    Identification Number
 -----------          ---------------------------------------                -------------    ---------------------
  333-80523                     SUSQUEHANNA MEDIA CO.                           Delaware             23-2722964
                                140 E. Market Street
                              York, Pennsylvania 17401
                                   (717) 848-5500

      The address of the registrant has not changed since the last report.

                                      ----

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ITEM 5. OTHER INFORMATION

     Susquehanna Media Co. ("Media") today issued a press release announcing that it intends to restate its 2000 and 2001 annual financial statements and its 2002 interim financial statements as to the accounting for its Radio Employee Stock Plan ("Plan"). The restatements involve noncash charges for the increases in Plan share values for the affected periods. Media believes these restatements will not create a breach of any credit agreement covenants or any bond indenture covenants. On a cumulative basis, Media's stockholders' equity will be minimally affected. A restated Form 10-K for December 31, 2001 and restated Form 10-Q's for 2002 are expected to be filed on or about March 10, 2003.

     A press release is attached as Exhibit 99.

     Some of the statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media's financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media's markets), acquisition opportunities and Media's ability to integrate successfully any such acquisitions, expectations and estimates concerning future financial performance, financing plans, Media's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media's business, nonrenewal of cable franchises, decreases in Media's customers advertising expenditures and other factors over which Media may have little or no control.

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:


Exhibit No.   Description

   99         Press Release dated February 25, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 25, 2003           SUSQUEHANNA MEDIA CO.
                                   Registrant


                                   By: /s/ John L. Finlayson
                                       ---------------------
                                       Vice President and Principal
                                            Financial and Accounting Officer